361 Global Counter-Trend Fund (the “Fund”)
Investor Class (AGFQX)
Class I (AGFZX)

A series of Investment Managers Series Trust

Supplement dated April 24, 2017, to the
Prospectus and Statement of Additional Information, each dated March 1, 2017.

Effective May 1, 2017, the name of the Fund will be changed to “361 Global Managed Futures Strategy Fund.” The Fund’s investment objective, principal investment strategies and principal risks will remain the same.

Please file this Supplement with your records.